Exhibit 10.1

EXECUTION VERSION

AMENDMENT NO. 4

AMENDMENT NO. 4, dated as of November 7, 2014 (this “Amendment”), to the Credit Agreement dated as of June 8, 2011 (as amended, supplemented, amended and restated or otherwise modified from time to time) (the “Credit Agreement”) among QUINTILES TRANSNATIONAL CORP., a North Carolina corporation (the “Borrower”), each lender from time to time party thereto (collectively, the “Lenders” and individually, a “Lender”), JPMORGAN CHASE BANK, N.A., as Administrative Agent (in such capacity, the “Administrative Agent”), Swing Line Lender (in such capacity, the “Swing Line Lender”), L/C Issuer (in such capacity, the “L/C Issuer”) and Collateral Agent (in such capacity, the “Collateral Agent”), J.P. Morgan Securities LLC, Barclays Capital, Citigroup Global Markets, Inc., Morgan Stanley Senior Funding, Inc. and Wells Fargo Securities, LLC, as Joint Bookrunners, Barclays Capital, as Syndication Agent, and Citicorp North America, Inc., Morgan Stanley Senior Funding, Inc. and Wells Fargo Securities, LLC as Co-Documentation Agents. Capitalized terms used and not otherwise defined herein shall have the meanings assigned to them in the Credit Agreement.

WHEREAS, Section 2.14 of the Credit Agreement permits the Borrower to establish New Revolving Credit Commitments with existing Revolving Credit Lenders and/or New Revolving Credit Lenders pursuant to the terms and conditions set forth therein;

WHEREAS, Section 2.15 of the Credit Agreement permits the Borrower to extend the maturity of certain of the Loans and Commitments, in each case with existing Lenders pursuant to the terms and conditions set forth therein;

WHEREAS, Section 10.01 of the Credit Agreement permits amendment of the Credit Agreement with consent of the Administrative Agent, the Borrower and the Lenders providing the New Revolving Credit Commitments;

WHEREAS, the Borrower desires to (x) obtain up to $100.0 million of New Revolving Credit Commitments (the “Amendment No. 4 Additional Revolving Credit Commitments”) which Amendment No. 4 Additional Revolving Credit Commitments will represent an increase to the Revolving Credit Commitments under the Credit Agreement as set forth in Section 2.14(b) and (y) extend the maturity of all or a portion of the Revolving Credit Commitments;

WHEREAS, (x) each Revolving Credit Lender that executes a Consent to Amendment No. 4 substantially in the form of Exhibit A has agreed to be reclassified as a “Tranche C Revolving Credit Lender” and to extend the maturity of all or a portion of such Lender’s Revolving Credit Commitments in accordance with the terms and subject to the conditions set forth herein (such Lenders, the “Extending Lender”) and (y) each other Revolving Credit Lender will continue to be a “Tranche B Revolving Credit Lender”;

WHEREAS, each Person that executes and delivers a joinder to this Amendment substantially in the form of Exhibit B (a “Joinder”) as an Amendment No. 4 Additional

Revolving Credit Lender (as defined in Exhibit B) will provide such commitments in the amount set forth on the signature page of such Person’s Joinder on the effective date of this Amendment to the Borrower, the proceeds of which may be used by the Borrower (i) to provide ongoing working capital and (ii) for other general corporate purposes of the Borrower and its Subsidiaries (including Restricted Payments and Investments permitted under the Credit Agreement and any other transactions not prohibited by the Credit Agreement);

WHEREAS, PNC Bank, National Association (“PNC Bank”) will be appointed as a Co-Documentation Agent and PNC Capital Markets LLC (“PNCCM”) will be appointed as a Joint Bookrunner under the Credit Agreement with respect to this Amendment and the Amendment No. 4 Additional Revolving Credit Commitments;

NOW, THEREFORE, in consideration of the premises and covenants contained herein and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto, intending to be legally bound hereby, agree as follows:

Section 1.	Amendments.

Effective as of the Amendment No. 4 Effective Date, the Credit Agreement is hereby amended as follows:

(a) The following defined terms shall be added to Section 1.01 of the Credit Agreement in alphabetical order:

“Amendment No. 4” means Amendment No. 4 to this Agreement dated as of November 7, 2014.

“Amendment No. 4 Additional Revolving Credit Commitments” has the meaning specified in Amendment No. 4.

“Amendment No. 4 Additional Revolving Credit Lenders” has the meaning specified in the Amendment No. 4 Joinder

“Amendment No. 4 Effective Date” means November 7, 2014, the date on which all conditions precedent set forth in Section 4 of Amendment No. 4 are satisfied.

“Amendment No. 4 Joinder” means the Joinder Agreement dated November 7, 2014, entered into on the Amendment No. 4 Effective Date.

(b) The definition of “Loan Documents” in Section 1.01 of the Credit Agreement is hereby amended by deleting such definition and replacing it with the following:

““Loan Documents” means, collectively, (a) this Agreement, (b) the Notes, (c) the Guaranty, (d) the Collateral Documents , (e) each L/C Request and Letter of Credit Application, (f) Amendment No.1, (g) the Amendment No. 1 Joinder, (h) the Guarantor Consent and Reaffirmation, (i) Amendment No. 2, (j) the Amendment No. 2 Joinder, (k) Amendment No. 3, (l) the Amendment No. 3 Joinder, (m) Amendment No. 4 and (n) the Amendment No. 4 Joinder.”

(c) The definitions of “Existing Revolving Credit Commitments,” “Existing Revolving Credit Lender” and “Existing Revolving Credit Loans” in Section 1.01 of the Credit Agreement are each hereby amended by replacing the words “Amendment No. 1 Effective Date” with the words “Amendment No. 4 Effective Date”.

(d) The definition of “Letter of Credit Expiration Date” in Section 1.01 of the Credit Agreement is hereby amended by replacing the words “Tranche B Revolving Credit Facility” with the words “Tranche C Revolving Credit Facility”.

(e) The definition of “Maturity Date” in Section 1.01 of the Credit Agreement is hereby amended by deleting such definition and replacing it with the following:

“Maturity Date” means (a) with respect to the Tranche B Revolving Credit Facility, June 8, 2017, (b) with respect to the Tranche C Revolving Credit Facility, (i) December 8, 2017 or (ii) June 8, 2019, if the maturity of the Term Loans under the Existing Credit Agreement, or any refinancings thereof, is extended to a date not earlier than June 8, 2020 and (c) with respect to the Term B-3 Loan Facility, June 8, 2018; provided that the reference to Maturity Date with respect to Other Term Loans and Other Revolving Credit Loans shall be the final maturity date as specified in the applicable Refinancing Amendment, and with respect to Extended Term Loans and Extended Revolving Credit Commitments shall be the final maturity date as specified in the applicable Extension Offer.”

(f) Section 1.10 of the Credit Agreement is hereby amended by deleting such section and replacing it with the following:

“Section 1.10 Term B-3 Loans and Additional Revolving Credit Commitments.

The Term B-3 Loans shall constitute New Term Loans for all purposes under this Agreement. All references to (x) “Revolving Credit Commitments” shall be deemed to include the Additional Revolving Credit Commitments and the Amendment No. 4 Additional Revolving Credit Commitments and (y) “Revolving Credit Lenders” shall be deemed to include the Additional Revolving Credit Lenders and the Amendment No. 4 Additional Revolving Credit Lenders.”

(g) Section 2.01(b) of the Credit Agreement is hereby replaced in its entirety with the following:

“Revolving Credit Borrowings and Foreign Currency Borrowings. On the Amendment No. 4 Effective Date, in accordance with, and upon the terms and conditions set forth in, Amendment No. 4, the Existing Revolving Credit Commitment of each Tranche B Revolving Credit Lender outstanding on such date shall either (i) continue as Tranche B Revolving Credit Commitment or (ii) be reclassified as a Tranche C

Revolving Credit Commitment, in each case, on such date in amounts as set forth on Schedule 1.01B of Amendment No. 4. Subject to the terms and conditions set forth herein, (i) each Tranche B Revolving Credit Lender severally agrees to make Tranche B Revolving Credit Loans from time to time, on any Business Day during the Tranche B Revolving Credit Commitment Period, in an aggregate amount not to exceed at any time outstanding the amount of such Lender’s Tranche B Revolving Credit Commitment; provided that after giving effect to any Tranche B Revolving Credit Borrowing, (x) the aggregate Outstanding Amount of the Tranche B Revolving Credit Loans shall not exceed the Tranche B Revolving Credit Facility and (y) the aggregate Outstanding Amount of the Tranche B Revolving Credit Loans of any Tranche B Revolving Credit Lender, plus such Lender’s Pro Rata Share of the Outstanding Amount of all L/C Obligations in respect of such Lender’s Tranche B Revolving Credit Commitments, plus such Lender’s Pro Rata Share of the Outstanding Amount of all Swing Line Loans in respect of such Lender’s Tranche B Revolving Credit Commitments, plus such Lender’s Pro Rata Share of the Outstanding Amount of Foreign Currency Loans in respect of such Lender’s Tranche B Revolving Credit Commitments, shall not exceed such Lender’s Tranche B Revolving Credit Commitment; provided further that after giving effect to any Tranche B Revolving Credit Borrowing, the Borrower shall be in Pro Forma Compliance with the covenant set forth in Section 7.10, (ii) each Tranche C Revolving Credit Lender severally agrees to make Tranche C Revolving Credit Loans from time to time, on any Business Day during the Tranche C Revolving Credit Commitment Period, in an aggregate amount not to exceed at any time outstanding the amount of such Lender’s Tranche C Revolving Credit Commitment; provided that after giving effect to any Tranche C Revolving Credit Borrowing, (x) the aggregate Outstanding Amount of the Tranche C Revolving Credit Loans shall not exceed the Tranche C Revolving Credit Facility and (y) the aggregate Outstanding Amount of the Tranche C Revolving Credit Loans of any Tranche C Revolving Credit Lender, plus such Lender’s Pro Rata Share of the Outstanding Amount of all L/C Obligations in respect of such Lender’s Tranche C Revolving Credit Commitments, plus such Lender’s Pro Rata Share of the Outstanding Amount of all Swing Line Loans in respect of such Lender’s Tranche C Revolving Credit Commitments, plus such Lender’s Pro Rata Share of the Outstanding Amount of Foreign Currency Loans in respect of such Lender’s Tranche C Revolving Credit Commitments, shall not exceed such Lender’s Tranche C Revolving Credit Commitment; provided further that after giving effect to any Tranche C Revolving Credit Borrowing, the Borrower shall be in Pro Forma Compliance with the covenant set forth in Section 7.10 and (iii) each Foreign Currency Lender severally agrees to make Foreign Currency Loans from time to time, on any Business Day during the applicable Revolving Credit Commitment Period, in an aggregate amount not to exceed at any time outstanding the amount of such Lender’s Foreign Currency Sublimit; provided that after giving effect to any Foreign Currency Borrowing, (x) the aggregate Outstanding Amount of the Foreign Currency Loans shall not exceed the Maximum Foreign Currency Sublimit and (y) the Foreign Currency Exposure of any Foreign Currency Lender would not exceed its Foreign Currency Sublimit; provided further that after giving to any Foreign Currency Borrowing, the Borrower shall be in Pro Forma Compliance with the covenant set forth in Section 7.10. Within the limits of each Lender’s Revolving Credit Commitment, and subject to the other terms and conditions hereof, the Borrower may borrow under this Section 2.01(b), prepay under Section 2.05, and reborrow under this Section 2.01(b). Revolving Credit Loans may be Base Rate Loans (other than Foreign Currency Loans) or Eurodollar Rate Loans, as further provided herein; provided that all Revolving Credit Loans made by each of the Lenders pursuant to the same Borrowing shall, unless otherwise specifically provided herein, consist entirely of Revolving Credit Loans of the same Type. From the Amendment No. 4 Effective Date until the Maturity Date of the Tranche B Revolving Credit Facility, all Revolving Credit Loans shall be made on a pro rata basis between the Tranche B Revolving Credit Facility and the Tranche C Revolving Credit Facility. Any Existing Revolving Credit Loans outstanding on the Amendment No. 4 Effective Date shall be continued as Revolving Credit Loans hereunder; provided that (x) the Existing Revolving Credit Loans of each Tranche B Revolving Credit Lender continue as “Tranche B Revolving Credit Loans” and (y) the Existing Revolving Credit Loans of each Tranche C Revolving Credit Lender will be reclassified as “Tranche C Revolving Credit Loans.”

(h) Section 2.01(c) of the Credit Agreement is hereby replaced in its entirety with the following:

“Special Provisions Relating to Reclassifications of Existing Revolving Credit Loans into Tranche B Revolving Credit Loans and Tranche C Revolving Credit Loans.

(i) Notwithstanding anything to the contrary in this Agreement:

(A) on the Amendment No. 4 Effective Date, (i) Tranche B Revolving Credit Loans and Tranche C Revolving Credit Loans shall be deemed made as Eurocurrency Rate Loans in an amount equal to the principal amount of the Existing Revolving Credit Loans continued as Tranche B Revolving Credit Loans or reclassified as Tranche C Revolving Credit Loans, as applicable, pursuant to Section 2.01(b) that were outstanding as Eurocurrency Rate Loans at the time of reclassification (such Tranche B Revolving Credit Loans and Tranche C Revolving Credit Loans to correspond in amount to the Existing Revolving Credit Loans so converted of a given Interest Period), (ii) Interest Periods for the Tranche B Revolving Credit Loans and the Tranche C Revolving Credit Loans described in clause (i) above shall end on the same dates as the Interest Periods applicable to the corresponding Existing Revolving Credit Loans described in clause (i) above, and the Eurocurrency Rates applicable to such Tranche B Revolving Credit Loans and Tranche C Revolving Credit Loans during such Interest Periods shall be the same as those applicable to the Existing Revolving Credit Loans so reclassified, and (iii) Tranche B Revolving Credit Loans and Tranche C Revolving Credit Loans shall be deemed made as Base Rate Loans in amount equal to the principal amount of Existing Revolving Credit Loans continued as Tranche B Revolving Credit Loans or reclassified into Tranche C Revolving Credit Loans, respectively, pursuant to Section 2.01(b) that were outstanding as Base Rate Loans at the time of conversion; and

(B) each Tranche B Revolving Credit Loan and Tranche C Revolving Credit Loan shall continue to be entitled to all accrued and unpaid interest with respect to the Existing Revolving Credit Loan from which such Tranche B Revolving Credit Loan and Tranche C Revolving Credit Loan, was continued or reclassified, as applicable, up to but excluding the Amendment No. 4 Effective Date.

(ii) On and after the Amendment No. 4 Effective Date, each Tranche B Revolving Credit Lender and Extending Maturity Revolving Credit Lender which holds a Revolving Credit Note shall be entitled to surrender such Revolving Credit Note to the Borrower against delivery of a new Note completed in conformity with Section 2.11 evidencing the Tranche B Revolving Credit Loans and Tranche C Revolving Credit Loans, respectively, into which the Existing Revolving Credit Loans of such Lender were either continued or reclassified, as applicable, on the Amendment No. 4 Effective Date; provided that if any such Revolving Credit Note is not so surrendered, then from and after the Amendment No. 4 Effective Date such Note shall be deemed to evidence the Tranche B Revolving Credit Loans or Tranche C Revolving Credit Loans, as applicable, into which the Existing Revolving Credit Loans theretofore evidenced by such Note have been continued or converted.

(iii) No costs shall be payable under Section 3.05 in connection with transactions consummated under this Section 2.01(c).”

(i) Section 2.03(a)(iv) is hereby replaced in its entirety with the following:

“Notwithstanding anything to the contrary in Section 2.03(l), on the Amendment No. 4 Effective Date, the participations in any outstanding Letters of Credit shall be reallocated so that after giving effect thereto the Tranche B Revolving Credit Lenders and the Tranche C Revolving Credit Lenders shall share ratably in the Revolving Credit Exposures in accordance with the aggregate Revolving Credit Commitments (including both the Tranche B Revolving Credit Commitments and the Tranche C Revolving Credit Commitments from time to time in effect). Thereafter, until the Maturity Date of the Tranche B Revolving Credit Facility, the participations in any new Letters of Credit shall be allocated in accordance with the aggregate Revolving Credit Commitments (including both the Tranche B Revolving Credit Commitments and the Tranche C Revolving Credit Commitments); provided that, notwithstanding the foregoing, participations in any new Letters of Credit that have an expiry date after the Tranche B Revolving Credit Maturity Date shall be allocated to the Tranche C Revolving Credit Lenders ratably in accordance with their Tranche C Revolving Credit Commitments. On the Maturity Date of the Tranche B Revolving Credit Facility, the participations in the outstanding Letters of Credit of the Tranche B Revolving Credit Lenders shall be reallocated to the Tranche C Revolving Credit Lenders ratably in accordance with their Tranche C Revolving Credit Commitments but in any case, only to the extent the sum of the participations in the outstanding Letters of Credit of the Tranche B Revolving Credit Lenders and Tranche C Revolving Credit Lenders does not exceed the total Tranche C Revolving Credit

Commitments. Commencing with the Maturity Date of the Tranche B Revolving Credit Facility, the sublimit for Letters of Credit shall be agreed with the Tranche C Revolving Credit Lenders.”

(j) The first sentence of Section 2.04(a)(i) of the Credit Agreement is hereby amended by replacing the words “the Maturity Date for the Tranche B Revolving Credit Facility” with the words “the Maturity Date for the Tranche C Revolving Credit Facility”.

(k) Section 2.04(a)(ii) of the Credit Agreement is hereby replaced in its entirety with the following:

“Notwithstanding anything to the contrary in Section 2.04(g), from the Amendment No. 4 Effective Date to the Maturity Date of the Tranche B Revolving Credit Facility, participations in Swing Line Loans shall be allocated in accordance with the aggregate Revolving Credit Commitment (including both the Tranche B Revolving Credit Commitments and the Tranche C Revolving Credit Commitments); provided that, notwithstanding the foregoing, participations in any Swing Line Loans that are made on or after the fifth Business Day before the Tranche B Revolving Credit Maturity Date shall be allocated to the Tranche C Revolving Credit Lenders ratably in accordance with their Tranche C Revolving Credit Commitments. On the Maturity Date of the Tranche B Revolving Credit Facility, the Pro Rata Share of the Outstanding Amount of Swing Line Loans of each Tranche B Revolving Credit Lender shall be reallocated to the Tranche C Revolving Credit Lenders ratably in accordance with their Tranche C Revolving Credit Commitments but in any case, only to the extent the sum of the Pro Rata Share of the Outstanding Amount of Swing Line Loans of the Tranche B Revolving Credit Lenders and Tranche C Revolving Credit Lenders does not exceed the total Tranche C Revolving Credit Commitments. If the reallocation described in the preceding sentence cannot, or can only partially, be effected as a result of the limitations set forth herein, the Borrower shall within one Business Day, repay Swing Line Loans the participation interests in which cannot be reallocated to Tranche C Revolving Credit Lenders pursuant to the prior sentence.”

(l) Clause (iv) of Section 2.06(a) is hereby replaced in its entirety with the following:

“on or prior to the Maturity Date for the Tranche B Revolving Credit Commitments, any termination or reduction of Tranche C Revolving Credit Commitments must be accompanied by a corresponding termination or pro rata reduction of the Tranche B Revolving Credit Commitments”

(m) Except as already modified by the prior clauses in this Section 1, all references to “Tranche A Revolving Credit Borrowing,” Tranche A Revolving Credit Commitment,” “Tranche A Revolving Credit Commitment Period,” “Tranche A Revolving Credit Facility,” “Tranche A Revolving Credit Lender” and “Tranche A Revolving Credit Loan” in the Credit Agreement and the Loan Documents shall be deemed to be references to “Tranche

C Revolving Credit Borrowing,” Tranche C Revolving Credit Commitment,” “Tranche C Revolving Credit Commitment Period,” “Tranche C Revolving Credit Facility,” “Tranche C Revolving Credit Lender” and “Tranche C Revolving Credit Loan,” respectively (other than any such references contained in the body of Amendment No. 1).

(n) Schedule 1.01B attached hereto shall be deemed to be Schedule 1.01B of the Credit Agreement.

Section 2.	Representations and Warranties.

The Borrower represents and warrants to the Lenders as of the date hereof and the Amendment No. 4 Effective Date that:

(a) Before and after giving effect to this Amendment, the representations and warranties of the Borrower and each other Loan Party contained in Article 5 of the Credit Agreement or any other Loan Document shall be true and correct in all material respects (and in all respects if qualified by materiality) on and as of the date of such Credit Extension, except (i) to the extent that such representations and warranties specifically refer to an earlier date, in which case they shall be true and correct in all material respects (and in all respects if qualified by materiality) as of such earlier date and (ii) that for purposes of this Section 2, the representations and warranties contained in Section 5.05(a) of the Credit Agreement shall be deemed to refer to the most recent financial statements furnished prior to the Amendment No. 4 Effective Date or pursuant to Section 6.01(a) and Section 6.01(b) of the Credit Agreement.

(b) At the time of and after giving effect to this Amendment, no Default or Event of Default has occurred and is continuing.

Section 3.	Extension of Certain of the Revolving Credit Commitments.

(a) Each Lender that is a Revolving Credit Lender on the date hereof (an “Existing Revolving Credit Lender”) may elect (an “Electing Revolving Credit Lender”) to become a Tranche C Revolving Credit Lender and holder of a Tranche C Revolving Credit Commitment subject to all of the rights, obligations and conditions thereto under the Credit Agreement by executing the appropriate signature page in accordance the provisions hereof and delivering to the Administrative Agent such signature page (the “Extended Maturity Revolving Commitment Extension Election”) stating the amount of such Lender’s Revolving Credit Commitments outstanding immediately prior to the Amendment No. 4 Effective Date (“Existing Revolving Credit Commitments”) that such Lender would like to extend and reclassify to Tranche C Revolving Credit Commitments upon the Amendment No. 4 Effective Date (the “Extended Maturity Revolving Credit Commitment Amount”).

(b) On the Amendment No. 4 Effective Date, each Existing Revolving Credit Lender that has executed and delivered a counterpart to this Amendment as an “Electing Revolving Credit Lender” (each, an “Tranche C Revolving Credit Lender”) and has designated on its signature page an aggregate principal amount of its Existing Revolving Credit Commitments to be treated as an “Extended Amount” (an “Extended Maturity Revolving Credit

Commitment”) shall have the Extended Amount of its Existing Revolving Credit Commitment automatically reclassified as a Tranche C Revolving Credit Commitment and a percentage of its Existing Revolving Credit Loans equal to the percentage of its Existing Revolving Credit Commitments to be reclassified as Tranche C Revolving Commitment Loans automatically reclassified as Tranche C Revolving Credit Loans, respectively, for the purpose of the Credit Agreement, and such Tranche C Revolving Credit Commitments and Tranche C Revolving Credit Loans shall be outstanding under the Credit Agreement on the terms and conditions set forth therein.

(c) The Revolving Credit Commitments of any Revolving Credit Lender that are not Tranche C Revolving Credit Commitments shall continue to constitute “Tranche B Revolving Credit Commitments,” and the Revolving Credit Loans of any Revolving Credit Lender that are not Tranche C Revolving Credit Loans shall continue to constitute “Tranche B Revolving Credit Loans,” under the Credit Agreement and shall continue to be in effect and outstanding under the Credit Agreement on the terms and conditions set forth therein.

Section 4.	Conditions to Effectiveness.

This Amendment shall become effective on the date on which each of the following conditions is satisfied:

(a) The Administrative Agent’s receipt of the following, each of which shall be originals or facsimiles or electronic copies (followed promptly by originals) unless otherwise specified, and each executed by a Responsible Officer of the Borrower:

(1) executed counterparts of this Amendment; and

(2) a Note executed by the Borrower in favor of each Lender requesting a Note at least two (2) Business Days prior to the Amendment No. 4 Effective Date, if any.

(b) The Administrative Agent’s receipt of the following, each of which shall be originals or facsimiles or electronic copies (followed promptly by originals) unless otherwise specified;

(1) an opinion of (x) Smith, Anderson, Blount, Dorsett, Mitchell & Jernigan, L.L.P. special counsel to the Borrower and (y) Wollmuth Maher & Deutsch LLP, special New York counsel to the Borrower, in each case, dated the Amendment No. 4 Effective Date and addressed to each L/C Issuer, Arranger, the Administrative Agent and the Lenders, substantially in the form previously provided to the Administrative Agent;

(2) (A) a certificate as to the good standing of each Loan Party as of a recent date, from the Secretary of State of the state of its organization or a similar Governmental Authority and (B) a certificate of a Responsible Officer, secretary or assistant secretary of each Loan Party dated the Amendment No. 4 Effective

Date and certifying (I) to the effect that (w) attached thereto is a true and complete copy of the certificate or articles of incorporation or organization such Loan Party certified as of a recent date by the Secretary of State of the state of its organization, or in the alternative (other than in the case of the Borrower), certifying that such certificate or articles of incorporation or organization have not been amended since the Closing Date, and that such certificate or articles are in full force and effect, (x) attached thereto is a true and complete copy of the bylaws or operating agreements of each Loan Party as in effect on the Amendment No. 4 Effective Date, or in the alternative (other than in the case of the Borrower), certifying that such bylaws or operating agreements have not been amended since the Amendment No. 3 Effective Date and (y) attached thereto is a true and complete copy of resolutions duly adopted by the board of directors, board of managers or member, as the case may be, of each Loan Party authorizing the execution, delivery and performance of the Loan Documents to which such Loan Party is a party, and that such resolutions have not been modified, rescinded or amended and are in full force and effect, and (II) as to the incumbency and specimen signature of each officer executing any Loan Document on behalf of any Loan Party and signed by another officer as to the incumbency and specimen signature of the Responsible Officer, secretary or assistant secretary executing the certificate pursuant to this clause (B);

(3) a certificate signed by a Responsible Officer of the Borrower certifying as to the satisfaction of the conditions set forth in paragraphs (e) and (f) of this Section 4; and

(4) a Guarantor Consent and Reaffirmation, dated as of the date hereof and executed by each of the Guarantors (the “Guarantor Consent and Reaffirmation Agreement”), whereby each of the Guarantors consents to this Amendment and reaffirms each Lien granted by it to the Administrative Agent for the benefit of the Secured Parties under each of the Loan Documents to which it is a party.

(c) The Borrower shall have paid to the Administrative Agent for the account of each Revolving Credit Lender that has Amendment No. 4 Additional Revolving Credit Commitments a fee equal to 0.25% of such Revolving Credit Lender’s Amendment No. 4 Additional Revolving Credit Commitments.

(d) All fees and expenses due to the Administrative Agent, any Arranger and any Lender, and required to be paid on the Amendment No. 4 Effective Date, including the fees set forth in clause (c) above, shall have been paid.

(e) No Default shall exist, or would result from the Amendment and related Credit Extension or from the application of the proceeds therefrom.

(f) The representations and warranties of the Borrower and each other Loan Party contained in Article 5 of the Credit Agreement and Section 2 of this Amendment or any other Loan Document shall be true and correct in all material respects (and in all respects if qualified by materiality) on and as of the date hereof, except (A) to the extent that such representations and warranties specifically refer to an earlier date, in which case they shall be true and correct in all material respects (and in all respects if qualified by materiality) as of such earlier date and (B) that for purposes of this Section 4, the representations and warranties contained in Section 5.05(a) of the Credit Agreement shall be deemed to refer to the most recent financial statements furnished prior to the Amendment No. 4 Effective Date or pursuant to Section 6.01(a) and Section 6.01(b) of the Credit Agreement.

(g) To the extent requested by an Amendment No. 4 Additional Revolving Credit Lender in writing not less than three (3) Business Days prior to the Amendment No. 4 Effective Date, the Administrative Agent shall have received, prior to the effectiveness of this Amendment, all documentation and other information with respect to the Borrower required by regulatory authorities under applicable “know-your-customer” and anti-money laundering rules and regulations, including without limitation the PATRIOT Act.

(h) The Administrative Agent shall have received the executed counterparts of the Joinder executed by the Borrower and each Amendment No. 4 Additional Revolving Credit Lender.

The Administrative Agent shall notify the Borrower and the Lenders of the Amendment No. 4 Effective Date and such notice shall be conclusive and binding.

Section 5.	Expenses.

The Borrower agrees to reimburse the Administrative Agent for its reasonable out-of-pocket expenses incurred by the Administrative Agent in connection with this Amendment, including the reasonable fees, charges and disbursements of Cahill Gordon & Reindel llp, counsel for the Administrative Agent.

Section 6.	Counterparts.

This Amendment may be executed in any number of counterparts and by different parties hereto on separate counterparts, each of which when so executed and delivered shall be deemed to be an original, but all of which when taken together shall constitute a single instrument. Delivery of an executed counterpart of a signature page of this Amendment by facsimile transmission or electronic transmission shall be effective as delivery of a manually executed counterpart hereof.

Section 7.	Governing Law and Waiver of Right to Trial by Jury.

THIS AMENDMENT SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAW OF THE STATE OF NEW YORK. The jurisdiction and waiver of right to trial by jury provisions in Section 10.16 and 10.17 of the Credit Agreement are incorporated herein by reference mutatis mutandis.

Section 8.	Headings.

The headings of this Amendment are for purposes of reference only and shall not limit or otherwise affect the meaning hereof.

Section 9.	Effect of Amendment.

Except as expressly set forth herein, this Amendment shall not by implication or otherwise limit, impair, constitute a waiver of or otherwise affect the rights and remedies of the Lenders or the Agents under the Credit Agreement or any other Loan Document, and shall not alter, modify, amend or in any way affect any of the terms, conditions, obligations, covenants or agreements contained in the Credit Agreement or any other provision of the Credit Agreement or any other Loan Document, all of which are ratified and affirmed in all respects and shall continue in full force and effect.

IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed as of the date first above written.

QUINTILES TRANSNATIONAL CORP.

By:	/s/ Kevin K. Gordon
	Name:	Kevin K. Gordon
	Title:	Chief Financial Officer

[Signature Page to Amendment No. 4]

IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed as of the date first above written.

JPMORGAN CHASE BANK, N.A., as Administrative Agent, L/C Issuer and Swing Line Lender

By:	/s/ Vanessa Chiu
	Name:	Vanessa Chiu
	Title:	Executive Director

[Signature Page to Amendment No. 4]

EXHIBIT A

CONSENT TO AMENDMENT NO. 4

CONSENT TO AMENDMENT NO. 4 (this “Consent”) to Amendment No. 4 (“Amendment”) to that certain Credit Agreement, dated as of June 8, 2011 (as amended, the “Credit Agreement”), by and among Quintiles Transnational Corp. (the “Borrower”), JPMorgan Chase Bank, N.A., as Administrative Agent (the “Administrative Agent”), the Lenders from time to time party thereto and the other parties thereto. Unless otherwise defined herein, terms defined in the Credit Agreement and used herein shall have the meanings given to them in the Amendment.

By executing this signature page, the undersigned institution agrees (i) to the terms of the Amendment and (ii) on the terms and subject to the conditions set forth in the Amendment to extend the Maturity Date of its existing Revolving Credit Commitments and to reclassify such existing Revolving Credit Commitments into Tranche C Revolving Credit Agreements in the amounts reflected below.

Name of Lender:

By:
Name:
Title:

For any Institution requiring a second signature line:

By:
Name:
Title:

Commitment
	Existing Amount	Extended Amount
Revolving Credit Commitment	$	$

EXHIBIT B

JOINDER AGREEMENT

JOINDER AGREEMENT, dated as of November 7, 2014 (this “Agreement”), by and among PNC Bank, National Association, Barclays Bank PLC, Citicorp North America, Inc., JPMorgan Chase Bank, N.A., Morgan Stanley Bank, N.A. and Wells Fargo Bank, N.A. (each, an “Amendment No. 4 Additional Revolving Credit Lender”, or an “Additional Lender”, and, collectively, the “Amendment No. 4 Additional Revolving Credit Lenders”, or the “Additional Lenders”), Quintiles Transnational Corp. (the “Borrower”), and JPMORGAN CHASE BANK, N.A. (the “Administrative Agent”).

RECITALS:

WHEREAS, reference is hereby made to the Credit Agreement, dated as of June 8, 2011 (as amended, restated, extended, supplemented or otherwise modified in writing from time to time, the “Credit Agreement”), among Quintiles Transnational Corp., a North Carolina corporation (the “Borrower”), each lender from time to time party thereto and JPMorgan Chase Bank, N.A. , as Administrative Agent, Swing Line Lender and L/C Issuer (capitalized terms used but not defined herein having the meaning provided in the Credit Agreement (as amended by Amendment No. 4));

WHEREAS, subject to the terms and conditions of the Credit Agreement, the Borrower may establish New Revolving Credit Commitments (the “Amendment No. 4 Additional Revolving Credit Commitments”, or the “Additional Commitments”) with existing Revolving Credit Lenders and/or Additional Lenders; and

WHEREAS, subject to the terms and conditions of the Credit Agreement, Additional Lenders shall become Lenders pursuant to one or more Joinder Agreements;

NOW, THEREFORE, in consideration of the premises and agreements, provisions and covenants herein contained, the parties hereto agree as follows:

Each Additional Lender hereby agrees to provide the Additional Commitments set forth on its signature page hereto pursuant to and in accordance with Section 2.14 of the Credit Agreement. The Additional Commitments provided pursuant to this Agreement shall be subject to all of the terms in the Credit Agreement and to the conditions set forth in Section 2.14 of the Credit Agreement, and shall be entitled to all the benefits afforded by the Credit Agreement and the other Loan Documents, and shall, without limiting the foregoing, benefit equally and ratably from the Guarantees and security interests created by the Collateral Documents.

Each Additional Lender, the Borrower and the Administrative Agent acknowledge and agree that the Additional Commitments provided pursuant to this Agreement shall constitute New Revolving Credit Commitments for all purposes of the Credit Agreement and the other applicable Loan Documents. Each Additional Lender hereby agrees to make its Additional Commitment available to the Borrower on the Amendment No. 4 Effective Date in accordance with Section 2.01(b) of the Credit Agreement.

Each Additional Lender (i) confirms that it has received a copy of the Credit Agreement and the other Loan Documents (including Amendment No. 4), together with copies of the financial statements referred to therein and such other documents and information as it has deemed appropriate to make its own credit analysis and decision to enter into this Agreement; (ii) agrees that it will, independently and without reliance upon the Administrative Agent or any other Additional Lender or any other Lender or Agent and based on such documents and information as it shall deem appropriate at the time, continue to make its own credit decisions in taking or not taking action under the Credit Agreement; (iii) appoints and authorizes the Administrative Agent to take such action as agent on its behalf and to exercise such powers and discretion under the Credit Agreement and the other Loan Documents as are delegated to the Administrative Agent by the terms thereof, together with such powers and discretion as are reasonably incidental thereto; and (iv) agrees that it will perform in accordance with their terms all of the obligations which by the terms of the Credit Agreement are required to be performed by it as a Lender.

Upon (i) the execution of a counterpart of this Agreement by each Additional Lender, the Administrative Agent and the Borrower and (ii) the delivery to the Administrative Agent of a fully executed counterpart (including by way of telecopy or other electronic transmission) hereof, each of the undersigned Additional Lenders shall become Lenders under the Credit Agreement and shall have the respective Additional Commitment set forth on its signature page hereto, effective as of the Amendment No. 4 Effective Date.

For each Additional Lender, delivered herewith to the Administrative Agent are such forms, certificates or other evidence with respect to United States federal income tax withholding matters as such Additional Lender may be required to deliver to the Administrative Agent pursuant to Section 10.15 of the Credit Agreement.

This Agreement may not be amended, modified or waived except by an instrument or instruments in writing signed and delivered on behalf of each of the parties hereto.

This Agreement, the Credit Agreement and the other Loan Documents constitute the entire agreement among the parties with respect to the subject matter hereof and thereof and supersede all other prior agreements and understandings, both written and verbal, among the parties or any of them with respect to the subject matter hereof.

THIS AGREEMENT AND THE RIGHTS AND OBLIGATIONS OF THE PARTIES HEREUNDER SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK.

Any term or provision of this Agreement which is invalid or unenforceable in any jurisdiction shall, as to that jurisdiction, be ineffective to the extent of such invalidity or unenforceability without rendering invalid or unenforceable the remaining terms and provisions of this Agreement or affecting the validity or enforceability of any of the terms or provisions of this Agreement in any other jurisdiction. If any provision of this Agreement is so broad as to be unenforceable, the provision shall be interpreted to be only so broad as would be enforceable.

B-2

This Agreement may be executed in counterparts, each of which shall be deemed to be an original, but all of which shall constitute one and the same agreement.

B-3

IN WITNESS WHEREOF, each of the undersigned has caused its duly authorized officer to execute and deliver this Joinder Agreement as of the date first written above.

[NAME OF AMENDMENT NO. 4 ADDITIONAL REVOLVING CREDIT LENDER]

By:
Name:
Title:

If a second signature is necessary:

By:
Name:
Title:

Amendment No. 4 Additional Revolving Credit Commitment:

$

[SIGNATURE PAGE TO JOINDER AGREEMENT]

QUINTILES TRANSNATIONAL CORP.

By:
Name:
Title:

[SIGNATURE PAGE TO JOINDER AGREEMENT]

Accepted:

JPMORGAN CHASE BANK, N.A., as Administrative Agent

By:
Name:
Title:

[SIGNATURE PAGE TO JOINDER AGREEMENT]

Schedule 1.01B

Revolving Credit Commitments

Lender	Tranche B Revolving Credit Commitment	Tranche C Revolving Credit Commitment	Foreign Currency Sublimit[1]
JPMorgan Chase Bank, N.A.		$72,000,000.00	$75,000,000.00
Wells Fargo Bank, N.A.		$65,500,000.00
PNC Bank, National Association		$65,000,000.00
Barclays Bank PLC		$56,000,000.00
Citicorp North America, Inc.		$52,000,000.00
Morgan Stanley Bank, N.A.		$52,000,000.00
Royal Bank of Canada		$15,000,000.00
UBS Loan Finance LLC	$10,000,000.00
Raymond James Bank, FSB	$7,500,000.00
Allied Irish Banks plc		$5,000,000.00

Total:	$17,500,000.00	$382,500,000.00	$75,000,000.00

[1]	Foreign Currency Sublimit is a sublimit under the Revolving Credit Commitment.